SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 6, 2003
                                                 (August 4, 2003)

                               Arch Coal, Inc.
             (Exact name of registrant as specified in its charter)

 Delaware                                1-13105                    43-0921172

(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


            One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (314) 994-2700











                               Page 1 of 4 pages.
                         Exhibit Index begins on page 4.

Item 5. Other  Events.

     On August 6, 2003, Arch Coal, Inc. (the "Company"), announced via press release that it had received a request for additional information from the Federal Trade Commission in connection with the Company's acquisition of Triton Coal Company, LLC. A copy of the Company's press release is attached hereto and incorporated herein by reference in its entirety.


Item 7.  Exhibits.

         (c) The following Exhibit is filed with this Current Report on Form
8-K:

         Exhibit No.               Description
            99                        Press Release dated as of August 6, 2003


























                               Page 2 of 4 pages.
                         Exhibit Index begins on page 4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 2003                      ARCH COAL, INC.



                                           By:   /s/ Janet L. Horgan
                                               Janet L.Horgan
                                              Assistant General Counsel and
                                                  Assistant Secretary



























                               Page 3 of 4 pages.
                         Exhibit Index begins on page 4.

                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                ------------
99                         Press Release dated as of August 6, 2003


































                                    Page 4 of 4 pages.

                                                                      Exhibit 99
News from
Arch Coal, Inc.
--------------------------------------------------------------------------------
                                                        FOR FURTHER INFORMATION:
                                                                   Deck S. Slone
                                                                 Vice President,
                                                     Investor and Public Affairs
                                                                  (314) 994-2717

                                                           FOR IMMEDIATE RELEASE
                                                                  August 6, 2003

Arch Coal Receives Request for Additional Information from the Federal Trade Commission

     St. Louis - Arch Coal, Inc. (NYSE:ACI) today announced that it had received a request for additional information (commonly known as a "second request") from the Federal Trade Commission (FTC) in connection with Arch's previously announced acquisition of Triton Coal Company, LLC.

     Arch Coal intends to respond promptly to this request. The waiting period applicable to the pending transaction under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 will expire 30 days after substantial compliance with the request, unless terminated earlier or extended by the FTC.

     Arch Coal is the nation's second largest coal producer, with subsidiary operations in West Virginia, Kentucky, Virginia, Wyoming, Colorado and Utah. Through these operations, Arch Coal provides the fuel for approximately 6% of the electricity generated in the United States.